SUBSEQUENT EVENTS	6 Months Ended
Jun. 30, 2018
Disclosure of events after reporting period [Abstract]
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

On August 3, 2018, through a Brookfield Asset Management-sponsored real estate opportunity fund, acquired a 100% leasehold interest with a term of 99 years, in 666 Fifth Avenue, a 1.5 million square foot office condo building in the New York Metro area. The partnership has not completed its valuation of the assets acquired and liabilities assumed. As a result, the partnership is not able to provide the disclosure otherwise required under IFRS 3 in these financial statements.

On July 31, 2018, Brookfield Asset Management entered into a definitive agreement to acquire Forest City Realty Trust, Inc. (“Forest City”), under which a Brookfield real estate investment fund will acquire all of the outstanding shares of common stock of Forest City for $25.35 per share. The Forest City portfolio is comprised of a number of iconic assets across major gateway U.S. cities, including 6.3 million square feet of high-quality office space, 2.3 million square feet of premier life science assets, primarily in Cambridge, MA, 2.2 million square feet of retail space and 18,500 multifamily units, as well as five large-scale development projects in the New York Metro area, San Francisco and Washington, D.C. The transaction is expected to close in the fourth quarter of 2018. The transaction is expected to be accounted for as a business combination.

On July 26, 2018, common stockholders of GGP approved the proposed acquisition of GGP by the partnership, as well as all the other proposals voted upon at a special meeting. The partnership expects the acquisition to close in August 2018. The transaction is expected to be accounted for as a business combination.

On July 6, 2018, the partnership, through a Brookfield Asset Management-sponsored real estate opportunity fund, closed on the acquisition of two community malls of approximately 650,000 net leasable square feet in suburban Shanghai. The partnership has not completed its valuation of the assets acquired and liabilities assumed. As a result, the partnership is not able to provide the disclosure otherwise required under IFRS 3 in these financial statements.

                On July 6, 2018, the partnership sold 27.5% of its interest in a portfolio of operating and development assets in New York. The partnership retains control over and will continue to consolidate these assets after the sale. The interest was sold to the parent, which is currently in the process of syndicating its entire 27.5% equity interest to third-party investors.

                On July 3, 2018, a subsidiary of the partnership issued a medium term notes for C$300 million and a term of five years. The medium term notes will bear interest at 4.346% per annum, payable semi-annual.